         OMB APPROVAL
________________________________
OMB Number: 3235-0056
Expires: October 31, 2008
Estimated average burden
hours per response 3.0
________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934
GREEN ENERGY HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	52-2404983
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

9600 East Arapahoe Road Suite 260
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: Not applicable

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered
______________________	______________________
______________________	______________________
______________________	______________________

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. []

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:     333-140918  (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common
(Title of class)

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

The Registrant hereby incorporates its filing pursuant to Rule 424(b), dated May 8, 2007.

Item 2. Exhibits.

The Registrant hereby incorporates its amended filing pursuant to Form SB-2/A, dated May 2, 2007.

SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 8, 2007	By:	/s/ Dennis C. Murphy
Dennis C. Murphy Chief Executive Officer

* Print the name and title of the signing officer under his signature.